Summary Prospectus Supplement	May 20, 2016

Putnam Money Market Fund Summary Prospectus dated January 30, 2016

In connection with the Securities and Exchange Commission’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds, Putnam Money Market Fund intends to operate as a “retail money market fund” as defined by Rule 2a-7. In anticipation of its operation as a retail money market fund, the fund has adopted policies and procedures reasonably designed to limit investments in the fund to accounts beneficially owned by natural persons and may redeem, at its option, all fund shares held by any investor who is not a natural person (an “involuntary redemption”). The fund will provide advance notice of its intention to make any involuntary redemption. Neither the fund nor Putnam Investment Management, LLC (“Putnam Management”) will be responsible for any costs or other loss resulting from an involuntary redemption. Effective on or about June 30, 2016, the fund will be closed to any new investor who is not a natural person.

The fund has also adopted policies and procedures that allow the fund, beginning on or about October 10, 2016, to impose liquidity fees and/or temporarily suspend all redemptions in the event that the fund’s liquidity falls below required minimum levels. The fund will notify shareholders of the imposition or termination of any liquidity fee or redemption gate on the fund’s website at putnam.com. Announcement of the imposition or termination of a liquidity fee or redemption gate will also be filed with the SEC on Form N-CR.

In connection with the fund’s operation as a retail money market fund and the related policy changes, effective on October 10, 2016, the following disclosure will be included in the fund’s prospectus, as indicated below.

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The last paragraph in the sub-section “Risks” in the section “Investments, risks, and performance” will be replaced in its entirety with the following:

The fund may not achieve its goal, and is not intended to be a complete investment program. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below certain required thresholds because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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The following sentence will be added at the beginning of the section “Purchase and sale of fund shares”:

In accordance with the Securities and Exchange Commission’s (“SEC”) rules governing money market funds, the fund operates as a retail money market fund and requires all beneficial owners to be natural persons.

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